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                                                                   EXHIBIT 99.02

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION

                 ---------------------------------------------------
                  FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-6
                 ---------------------------------------------------

                    Monthly Period:                  12/1/01 to
                                                     12/31/01
                    Distribution Date:               1/15/02
                    Transfer Date:                   1/14/02

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-6 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    ------------------------------------------------------

    1. The total amount of the distribution to
       Certificateholders on the Distribution
       Date per $1,000 original certificate
       principal amount
                                        Class A                     $   83.48270
                                        Class B                     $1,001.97764
                                        CIA                         $  300.66458
                                                                    ------------
                                          Total (Weighted Avg.)     $  485.80650

    2. The amount of the distribution set forth
       in paragraph 1 above in respect of
       interest on the Certificates, per $1,000
       original certificate principal amount
                                        Class A                     $    0.14936
                                        Class B                     $    1.97764
                                        CIA                         $    0.66458
                                                                    ------------
                                          Total (Weighted Avg.)     $    0.96531

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-6
Page 2


     3.  The amount of the distribution set forth
         in paragraph 1 above in respect of
         principal on the Certificates, per
         $1,000 original certificate principal
         amount
                                     Class A                  $         83.33333
                                     Class B                  $      1,000.00000
                                     CIA                      $        300.00000
                                                              ------------------
                                     Total (Weighted Avg.)    $        484.84119

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.  Allocation of Principal Receivables.
         -----------------------------------

         The aggregate amount of Allocations of
         Principal Receivables processed during
         the Monthly Period which were allocated
         in respect of the Certificates

                                     Class A                  $   110,521,486.35
                                     Class B                  $     8,626,600.08
                                     CIA                      $    13,247,516.49
                                                              ------------------
                                     Total                    $   132,395,602.92

     2.  Allocation of Finance Charge Receivables
         ----------------------------------------

         (a1) The aggregate amount of Allocations of Finance Charge Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                     Class A                  $     1,797,135.88
                                     Class B                  $       840,841.41
                                     CIA                      $       385,490.33
                                                              ------------------
                                     Total                    $     3,023,467.62

      3. Principal Receivable / Investor Percentages
         -------------------------------------------

         (a)  The aggregate amount of Principal
              Receivables in the Trust as of
              12/31/01                                        $34,981,034,983.51


         (b)  Invested Amount as of 12/31/01
                                     Class A                  $    62,500,000.00
                                     Class B                  $    58,380,000.00
                                     CIA                      $    26,946,000.00
                                                              ------------------
                                     Total                    $   147,826,000.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1994-6
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         (c)  The Floating Allocation Percentage:
                                        Class A                           0.363%
                                        Class B                           0.170%
                                        CIA                               0.078%
                                                              -----------------
                                        Total                             0.611%

         (d)  During the Amortization Period: The
              Invested Amount as of 12/31/00 (the
              last day of the Revolving Period)
                                        Class A               $  750,000,000.00
                                        Class B               $   58,380,000.00
                                        CIA                   $   89,820,000.00
                                                              -----------------
                                        Total                 $  898,200,000.00

         (e)  The Fixed/Floating Allocation
              Percentage:
                                        Class A                           2.173%
                                        Class B                           0.170%
                                        CIA                               0.261%
                                                              -----------------
                                        Total                             2.604%

     4.  Delinquent Balances.
         -------------------

         The aggregate amount of outstanding
         balances in the Accounts which were
         delinquent as of the end of the day on
         the last day of the Monthly Period

         (a) 30 - 59 days                                     $  523,818,312.65
         (b) 60 - 89 days                                     $  379,140,322.18
         (c) 90 - 119 days                                    $  282,026,938.94
         (d) 120 - 149 days                                   $  211,723,033.23
         (e) 150 - 179 days                                   $  174,776,310.60
         (f) 180 or more days                                 $            0.00
                                        Total                 $1,571,484,917.60

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-6
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      5. Monthly Investor Default Amount.
         -------------------------------

         (a) The aggregate amount of all defaulted
             Principal Receivables written off as
             uncollectible during the Monthly Period
             allocable to the Invested Amount (the
             aggregate "Investor Default Amount")

                                             Class A               $  597,949.83
                                             Class B               $  279,803.77
                                             CIA                   $  128,233.94
                                                                   -------------
                                             Total                 $1,005,987.54

         (b) The amount set forth in paragaraph 5(a) above in respect of the Monthly Investor
             Default Amount, per original $ 1,000
             interest

                                             Class A               $        0.80
                                             Class B               $        4.79
                                             CIA                   $        1.43
                                                                   -------------
                                             Total                 $        1.12

      6. Investor Charge-Offs & Reimbursements of Charge-Offs.
         ----------------------------------------------------

         (a) The aggregate amount of Class A Investor
             Charge- Offs and the reductions in the
             Class B Invested Amount and the CIA

                                             Class A               $        0.00
                                             Class B               $        0.00
                                             CIA                   $        0.00
                                                                   -------------
                                             Total                 $        0.00

         (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                             Class A               $        0.00
                                             Class B               $        0.00
                                             CIA                   $        0.00
                                                                   -------------
                                             Total                 $        0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-6
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         (c) The aggregate amount of Class A Investor
             Charge-Offs reimbursed and the
             reimbursement of reductions in the Class
             B Invested Amount and the CIA

                                             Class A               $      0.00
                                             Class B               $      0.00
                                             CIA                   $      0.00
                                                                   -----------
                                             Total                 $      0.00

         (d) The amounts set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                             Class A               $      0.00
                                             Class B               $      0.00
                                             CIA                   $      0.00
                                                                   -----------
                                             Total                 $      0.00

      7. Investor Servicing Fee
         ----------------------
         (a) The amount of the Investor Monthly
             Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                                             Class A               $ 78,125.00
                                             Class B               $ 72,975.00
                                             CIA                   $ 33,682.50
                                                                   -----------
                                             Total                 $184,782.50

         (b) The amount set forth in paragraph 7(a) above, per $ 1,000 interest

                                             Class A               $1.25000000
                                             Class B               $1.25000000
                                             CIA                   $1.25000000
                                                                   -----------
                                             Total                 $1.25000000


      8. Reallocated Principal Collections
         ---------------------------------
             The amount of Reallocated CIA and Class B
             Principal Collections applied in respect of Interest Shortfalls, Investor Default
             Amounts or Investor Charge-Offs for the
             prior month.

                                             Class B               $      0.00
                                             CIA                   $      0.00
                                                                   -----------
                                             Total                 $      0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-6
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      9.  Collateral Invested Amount
          (a) The amount of the Collateral Invested
              Amount as of the close of business on
              the related Distribution Date after
              giving effect to withdrawals, deposits
              and payments to be made in respect of
              the preceding month                                  $      0.00

          (b) The Required CIA Invested Amount as of
              the close of business on the related
              Distribution Date after giving effect to
              withdrawals, deposits and payments to be
              made in respect of the preceding month               $      0.00

      10. The Pool Factor

              The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing
              Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                             Class A                0.00000000
                                             Class B                0.00000000
                                             Total                  0.00000000

      11. The Portfolio Yield
           The Portfolio Yield for the related Monthly Period            11.51%

      12. The Base Rate
           The Base Rate for the related Monthly Period                   4.34%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                                        First USA Bank, National Association
                                        as Servicer


                                        By:   /s/ Tracie Klein
                                              ------------------------------
                                              Tracie Klein
                                              First Vice President